Prepaid expenses	12 Months Ended
Dec. 31, 2019
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Prepaid expenses
12.	Prepaid expenses

	2019	2018
Prepaid taxes	$26,164	$40,504
Prepaid commissions	4,298	4,694
Prepaid rent	1,197	2,702
Prepaid insurance	1,231	2,304
Prepaid to supplier	33,887	45,670

	$66,777	$95,874

Current	49,034	70,237
Non-current	17,743	25,637

	$66,777	$95,874

Prepaid taxes include $8.4 million of tax advance of VAT and withholdings taxes (2018: $14.9 million). The non-current portion of prepaid expenses corresponds to $1.3 million (2018: $11.2 million) of advance payments of taxes which are credited to future payments from tax dividends in Panama and $16.5 million in tax credits (2018: $14.4 million).
Prepaid to supplier mainly includes operating expenses related to fuel and maintenance services. As of December 31, 2019, includes $2.0 million (2018: $24.0 million) paid in advance to GE Engines Services, LLC, for the purpose of future maintenance services related to aircraft engines.